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                                                             EXHIBIT 10.2

                                  STOCK OPTION PLAN

                                         FOR

                          EXECUTIVE AND OTHER KEY EMPLOYEES

                                         OF

                    FEDERAL DATA CORPORATION AND ITS SUBSIDIARIES


         Federal Data Corporation ("FDC"), a Delaware corporation, hereby adopts this Stock Option Plan for Executive and Key Employees of Federal Data Corporation and its Subsidiaries. The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of FDC and its Subsidiaries (as defined herein), including FDC Technologies, Inc., by providing additional incentives to employees of FDC and its Subsidiaries who have been or will be given responsibility for the management or administration of FDC's (or one of its Subsidiaries') business affairs, by assisting them to become owners of FDC common stock, thereby benefitting directly from the growth, development and financial success of FDC and its Subsidiaries.

         (2) To enable FDC (and its Subsidiaries) to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of FDC (and its Subsidiaries) by providing and offering them an opportunity to become owners of FDC common stock under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined herein).

                                      ARTICLE I

                                     DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

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SECTION 1.1 - BOARD

         "Board" shall mean the Board of Directors of FDC.

SECTION 1.2 - CEO

         "CEO" shall mean Chief Executive Officer.

SECTION 1.3 - CODE

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.4 - COMMITTEE

         "Committee" shall mean the Committee appointed as provided in Section 6.1.

SECTION 1.5 - DIRECTOR

         "Director" shall mean a member of the Board.

SECTION 1.6 - DISINTERESTED DIRECTOR

         "Disinterested Director" shall mean a Director who is a "disinterested person" as defined by Rule 16b-3.

SECTION 1.7 - ELIGIBLE REPRESENTATIVE

         "Eligible Representative" for an Optionee shall mean such Optionee's personal representative or such other person as is empowered under the deceased Optionee's will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

SECTION 1.8 - EMPLOYEE

         "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of FDC or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

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SECTION 1.9 - EXCHANGE ACT

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.10 - FDC

         "FDC" shall mean Federal Data Corporation. In addition, "FDC" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

SECTION 1.11 - HOLDERS' AGREEMENT

         "Holders' Agreement" shall mean the FDC Holdings, Inc. Holders' Agreement dated November 30, 1995, as amended.

SECTION 1.12 - INCENTIVE STOCK OPTION

         "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.13 - NON-QUALIFIED OPTION

         "Non-Qualified Option" shall mean an Option which is not an "incentive stock option" under Section 422 of the Code and shall include an Option which is designated as a Non-Qualified Option by the Committee.

SECTION 1.14 - OFFICER

         "Officer" shall mean an officer of FDC, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.15 - OPTION

         "Option" shall mean an option granted under the Plan to purchase Voting Common Stock. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.16 - OPTIONEE

         "Optionee" shall mean an Employee to whom an Option is granted under the Plan.
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SECTION 1.17 - PLAN

         "Plan" shall mean this Stock Option Plan for Executive and Other Key Employees of Federal Data Corporation and its Subsidiaries.

SECTION 1.18 - RULE 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.19 - SECRETARY

         "Secretary" shall mean the Secretary of FDC.

SECTION 1.20 - SECURITIES ACT

         "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.21 - SUBSIDIARY

         "Subsidiary" of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.22 - TERMINATION OF EMPLOYMENT

         "Termination of Employment" shall mean the time then the employee-employer relationship between the Optionee and FDC (or one of its Subsidiaries) is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by FDC (or one of its Subsidiaries). The Committee shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section of the Code.

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SECTION 1.23 -  VOTING COMMON STOCK

         "Voting Common Stock" shall mean the $.01 par value Common Stock of FDC.

                                      ARTICLE II

                                SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN

         The shares of stock subject to Options shall be shares of Voting Common Stock. Subject to Sections 7.1 and 7.2, the aggregate number of such shares which may be issued upon exercise of Options shall not exceed 257,000.

SECTION 2.2 - UNEXERCISED OPTIONS

         If any Option (or portion thereof) expires or is cancelled without having been fully exercised, the number of shares subject to such Option (or portion thereof) but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

                                     ARTICLE III

                                 GRANTING OF OPTIONS

SECTION 3.1 - ELIGIBILITY

         Any full-time executive or other key Employee of FDC or one of its Subsidiaries shall be eligible to be granted Options, except as provided in
Section 3.2.

SECTION 3.2 - QUALIFICATION OF INCENTIVE STOCK OPTIONS

         No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

SECTION 3.3 - GRANTING OF OPTIONS

         (a)  The Committee shall from time to time:

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              (i)  Determine which Employees are executive or other key
    Employees and select from among them (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

              (ii) Determine the number of shares to be subject to such Options granted to such selected executive or other key Employees, and determine whether, in the case of such Employees, such Options are to be Incentive Stock Options or Non-Qualified Options; and

              (iii) Determine the terms and conditions of such Options, consistent with the Plan.

         (b) Upon the selection of an executive or other key Employee to be granted an Option pursuant to Section 3.3(a), the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

                                      ARTICLE IV

                                   TERMS OF OPTIONS

SECTION 4.1 - OPTION AGREEMENT

         Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of FDC and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

SECTION 4.2 - EXERCISABILITY OF OPTIONS

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         (a)  Each Option shall become exercisable according to the terms of the applicable Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.2(b) and 4.2(c), accelerate the time at which such Option or any portion thereof may be exercised.

         (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

         (c) To the extent that the aggregate fair market value of shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of FDC or any Subsidiary thereof) exceeds $100,000, such options shall be treated and taxable as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock issued upon exercise of options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option. For purposes of these rules, the fair market value of stock shall be determined as of the date of grant of the Option granted with respect to such stock.

SECTION 4.3 - OPTION PRICE

         (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that in the case of an Incentive Stock Option, the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; and that in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of FDC, the price per share shall not be less than 110% of the fair market value of such shares on the date such Incentive Stock Option is granted.

         (b) For purposes of the Plan, the fair market value of a share of the Voting Common Stock as of a given date shall be: (i) the closing price of a share of the Voting Common Stock on the principal exchange on which such shares are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Voting Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Voting Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Voting Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a


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successor quotation system, the mean between the closing bid and asked prices for the Voting Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Voting Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith and taking account of factors applicable to such shares such as their status as minority or non-controlling shares and any restrictions on the shares contained in this Plan.

SECTION 4.4 - EXPIRATION OF OPTIONS

         (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

              (i) The expiration of ten years from the date the Option was granted; or

              (ii) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of FDC or any subsidiary corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

              (iii) Except as the Committee may provide in the terms of the applicable Stock Option Agreement or otherwise approve, the date of the Optionee's Termination of Employment for any reason other than death or disability (as defined in Section 22(e)(3) of the Code); or

              (iv) In the case of an Optionee whose Termination of Employment is by reason of his or her disability (within the meaning of Section 22(e)(3) of the Code), the expiration of 12 months from the date of the Optionee's Termination of Employment unless the Optionee dies within said 12 month period, in which case the Option shall cease to be exercisable upon the expiration of 180 days from the date of the Optionee's death; or

              (v) The expiration of 180 days from the date of the Optionee's death.

                                      ARTICLE V

                                 EXERCISE OF OPTIONS

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SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE

         During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him or her. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her Eligible Representative.

SECTION 5.2 - PARTIAL EXERCISE

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that FDC shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

         (a) Notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or portion is exercised, and specifically stating the number of shares with respect to which the Option is being exercised;

         (b)  A copy of the Holders' Agreement signed by the Optionee;

         (c) (i) Full payment (in cash or by personal, certified or bank cashier check) for the shares with respect to which such Option or portion is thereby exercised; or

              (ii) With the consent of the Committee, (A) shares of Voting Common Stock owned by the Optionee duly endorsed for transfer to FDC or (B) except with respect to Incentive Stock Options, shares of the Voting Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.3(b)) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

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              (iii)     With the consent of the Committee, any combination of
    the consideration provided in the foregoing subsections (i) and (ii); and

         (d) The payment to FDC of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option;

         (e) Such representations and documents as the Committee deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (f) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by FDC. A certificate of shares will be delivered to the Optionee at FDC's principal place of business within thirty days of receipt by FDC of the written notice and payment, unless an earlier date is agreed upon. Notwithstanding the above, FDC shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

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         (d)  The payment to FDC of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.

SECTION 5.5 - RIGHTS AS SHAREHOLDERS

         The holder of an Option shall not be, nor have any of the rights or privileges of, a shareholder of FDC in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has signed a copy of the Holders' Agreement and certificates representing such shares have been issued by FDC to such holder.

SECTION 5.6 - TRANSFER RESTRICTIONS

         Shares acquired upon exercise of an Option shall be subject to the terms and conditions of the Holders' Agreement. The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give FDC prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

SECTION 5.7 - RIGHTS TO REPURCHASE SHARES

           (a) For a period of six months following the Termination of Employment of an Optionee, FDC shall have the option to repurchase all (but not less than all) of the shares held by the Optionee or his or her successor in interest thereunder (the "Call Right"). The repurchase price payable by FDC upon exercise of a Call Right ("the "Repurchase Price") shall be the fair market value of the shares subject to the Call Right. A Call Right with respect to an Optionee's shares shall be exercised by written notice (the "Call Notice") to such Optionee or, in the event of Optionee's death, Optionee's Eligible Representative given within six months after the Termination of Employment of such Optionee.

         (b) The repurchase of shares pursuant to the exercise of a Call Right shall take place on a date specified by FDC, but in no event later than thirty days following the date of the exercise of the Call Right. On such date, the Optionee or his or her Eligible Representative (as applicable) shall deliver to FDC the certificates representing the shares to be repurchased, duly endorsed for transfer to FDC, and FDC shall pay to the Optionee or his or her Eligible Representative (as applicable) the Repurchase Price in cash or by bank or

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cashier's check.  FDC and Optionee or his or her Eligible Representative (as
applicable) each shall use its reasonable efforts to expedite all proceedings contemplated hereunder in order to obtain a determination of the Repurchase Price of the shares at the earliest practicable date.

         (c) The fair market value of the shares to be repurchased shall be determined in accordance with the procedures described in Section 4.3(b) above, as of the date of the Call Notice; provided, however, that if the fair market value of FDC shares has been determined in accordance with Section 4.3(b) as of a date within six months prior to such Termination of Employment, FDC may, in its discretion, adopt such earlier determination as the Repurchase Price of shares hereunder.

         (d) In the event that the shares of Voting Common Stock subject to Options under this Plan are exchanged for other shares or securities as described in Sections 7.1 and 7.2, then the provisions of this Section 5.7 shall be applicable to the shares or other securities into which the shares have been exchanged, and the Committee shall make an appropriate and equitable adjustment in the Repurchase Price specified in Section 5.7(a). Any such adjustment made by the Committee in good faith shall be final and binding upon Optionee, FDC and all other interested parties.

                                      ARTICLE VI

                                    ADMINISTRATION

SECTION 6.1 - COMMITTEE

         The Committee shall consist of two or more Disinterested Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2 - DELEGATION BY COMMITTEE

         Except as otherwise determined by the Committee, all rights, powers and duties of the Committee under the Plan (except those granted pursuant to Sections 4.3, 5.6 and Article VII) shall be exercised by the CEO of FDC, subject to the approval of the Committee.

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SECTION 6.3 - DUTIES AND POWERS OF CEO OF FDC AND THE COMMITTEE

         It shall be the duty of the CEO of FDC, subject to the approval of the Committee, to conduct the general administration of the Plan in accordance with its provisions. The CEO of FDC, subject to the approval of the Committee, shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. All determinations and decisions made by the CEO of FDC and approved by the Committee under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all persons.

SECTION 6.4 - COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

         The CEO of FDC and members of the Committee shall receive such compensation for their services hereunder as may be determined by the Board.
All expenses and liabilities incurred by CEO of FDC and the members of the Committee in connection with the administration of the Plan shall be borne by FDC. The CEO of FDC and the Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The CEO of FDC, the Committee, FDC and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by CEO of FDC, subject to the approval of the Committee, in good faith shall be final and binding upon all Optionees, FDC and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by FDC in respect to any such action, determination or interpretation.

                                     ARTICLE VII

                                   OTHER PROVISIONS

SECTION 7.1 - ADJUSTMENTS

         (a) Subject to Section 7.1(e) and Section 7.2, but notwithstanding any other term of this Plan, in the event that the Committee determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Voting Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Voting Common Stock or other securities of FDC, issuance of warrants or other rights to purchase Voting Common Stock or other securities of FDC, or other

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similar corporate transaction or event affects the Voting Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

              (i) the number and type of shares of Voting Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

              (ii) the number and type of shares of Voting Common Stock (or other securities or property) subject to outstanding Options,

              (iii) the grant or exercise price with respect to any Option, and

              (iv) the financial or other "targets" specified in each Stock Option Agreement for determining the exercisability of Options.

         (b) Subject to Section 7.1(e) and Section 7.2, but notwithstanding any other term of this Plan, in the event of any corporate transaction or other event described in Section 7.1(a) which results in shares of Voting Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all Options granted under this Plan (to the extent then exercisable and outstanding and not cancelled) shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

         (c) Subject to Section 7.1(e) and Section 7.2, but notwithstanding any other term of this Plan, in the event of any corporate transaction or other event described in Section 7.1(a) or any unusual or nonrecurring transactions or events affecting FDC, any affiliate of FDC, or the financial statements of FDC or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its discretion, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

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              (i)  In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or payable or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

              (ii) In its discretion, the Committee may provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such transaction or event, that it cannot be exercised after such event;

              (iii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby;

              (iv) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

              (v) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Voting Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of, and criteria included in, outstanding Options, including the grant or exercise price, and options which may be granted in the future.

         (d) Subject to Section 7.1(e) and Section 7.2, but notwithstanding any other term of this Plan, the Committee may, in its discretion, include such further provisions and limitations in any Option, agreement or certificate as it may deem equitable and in the best interests of the FDC and its Subsidiaries.

         (e) With respect to Incentive Stock Options, no adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the

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

Code or any successor provisions thereto. The number of shares of Voting Common Stock subject to any Option shall always be rounded up to the next higher whole number.

SECTION 7.2 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

         Subject to subsections (b) and (c), but notwithstanding any other term of this Plan, in the event of a merger or consolidation of FDC with or into another corporation, the acquisition by another corporation or person of all or substantially all of FDC's assets or 80% or more of FDC's then outstanding Voting Common Stock or the liquidation or dissolution of FDC, then:

         (a) For 30 days following the closing thereof, each Option shall be exercisable as to all shares covered thereby (except for any portion of the Option which has previously been cancelled pursuant to the applicable Stock Option Agreement).

         (b) Subsection (a) shall not apply to any Option to the extent that the Committee, in its discretion, determines that, simultaneous with such closing, such Option shall be exchanged for an option of at least equivalent value (as determined by the Committee under the principles of Code Section 424(a)) to purchase shares of stock (or other equity interests) in the successor company to FDC (or an affiliate of such successor).

         (c) With respect to Incentive Stock Options, no adjustment or action described in this Section 7.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or any successor provisions thereto.

SECTION 7.3 - OPTIONS NOT TRANSFERABLE

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.3 shall prevent transfers by will or by the applicable laws of descent and distribution.

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SECTION 7.4 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, no action of the Committee may, except as provided in Sections 7.1 and 7.2, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, reduce the minimum Option price requirements of Section 4.3(a), or extend the limit imposed in this Section 7.4 on the period during which options may be granted. Except as provided by Sections 7.1 and 7.2, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

SECTION 7.5 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for FDC or any Subsidiary. Nothing in this Plan shall be construed to limit the right of FDC or any Subsidiary (a) to establish any other forms of incentives or compensation for directors or employees of FDC (or their Subsidiaries) or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.6 - TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.7 - CONFORMITY TO SECURITIES LAWS

         The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 7.8 - GOVERNING LAW

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

         To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

SECTION 7.9 - SEVERABILITY

         In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
                                      *  *  *  *


         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Federal Data Corporation on _______________________ ____, 1996.

         Executed on this ____ day of ____________, 1996.



                                  -----------------------------
                                            Secretary

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